UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 30, 2006
CENTRAL FEDERAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25045	34-1877137

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2923 Smith Road, Fairlawn, Ohio	44333	(330) 666-7979

(Address of Principal Executive Offices)	(Zip Code)	(Registrant’s Telephone Number)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefits Plans
On November 27, 2006, the registrant received notice required by section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 as an issuer of employer securities subject to a blackout period. On November 30, 2006, the registrant notified each director and executive officer of the blackout period pursuant to the requirements of Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR.
A copy of the notice to directors and executive officers is included as Exhibit 99.1 to this report.
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits
(c) Exhibits

99.1	Notice dated November 30, 2006 notifying directors and executive officers of the blackout period

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Federal Corporation
Date: November 30, 2006	By:	/s/ Therese Ann Liutkus

Therese Ann Liutkus, CPA Treasurer and Chief Financial Officer